UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2012

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2012, Buffalo Wild Wings, Inc. issued a press release announcing its 2012 second quarter financial results. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
99.1	Press Release dated July 24, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

Date: July 24, 2012	By:	/s/ Matthew K. Brokl
Matthew K. Brokl, Vice President

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated July 24, 2012	Furnished Electronically